Exhibit 3.237
Hope Andrade
Secretary of State
Office of the Secretary of State
The undersigned, as Secretary of State of Texas, does hereby certify that the attached is a true and correct copy of each document on file in this office as described below:
PALESTINE-PRINCIPAL G.P., INC.
Filing Number: 144752900

Articles Of Incorporation	May 28, 1997
Change Of Registered Agent/Office	November 17, 1997
Change Of Registered Agent/Office	November 20, 1998
Change Of Registered Agent/Office	September 28, 2000
Change of Office by Registered Agent	October 29, 2001
Change of Registered Agent/Office	July 13, 2005
Change of Name or Address by Registered Agent	April 19, 2010
In testimony whereof, I have hereunto signed my name officially and caused to be impressed hereon the Seal of State at my office in Austin, Texas on March 11, 2011.

/s/ Hope Andrade
Hope Andrade Secretary of State

Phone: (512) 463-5555 Prepared by: SOS-WEB	Come visit us on the internet at http://www.sos.state.tx.us/ Fax: (512) 463-5709 TID: 10266	Dial: 7-1-1 for Relay Services Document: 358900740009

ARTICLES OF INCORPORATION OF PALESTINE-PRINCIPAL G.P., INC.	FILED In the Office of the Secretary of State of Texas MAY 28 1997 Corporations Section
     The undersigned acting as incorporator of a corporation under the Texas Business Corporation Act, does hereby adopt the following Articles of Incorporation for such corporation.
ARTICLE ONE
     The name of the corporation (the “Corporation”) is Palestine-Principal G.P., Inc.
ARTICLE TWO
     The period of its duration is perpetual.
ARTICLE THREE
     The purpose for which the Corporation is organized is to transact any or all lawful business for which corporations may be incorporated under the Texas Business Corporation Act.
ARTICLE FOUR
     The aggregate number of shares which the Corporation shall have the authority to issue is One Thousand (1,000), $.01 par value.
ARTICLE FIVE
     The Corporation will not commence business until it has received for the issuance of its shares consideration of the value of One Thousand Dollars ($1,000), consisting of money, labor done or property actually received.
ARTICLE SIX
     The street address of its initial registered office is 350 North St. Paul Street, Dallas, Texas 75201, and the name of its initial registered agent at such address is CT Corporation System.

ARTICLE SEVEN
     The number of directors constituting the initial board of directors is four (4), and the name and address of each person who is to serve as director until the first annual meeting of the shareholders or until a successor is elected and qualified are:

Name	Address
Martin S. Rash	109 Westpark Drive, Suite 180 Brentwood, Tennessee 37027

Richard D. Gore	109 Westpark Drive, Suite 180 Brentwood, Tennessee 37027

John M. Rutledge	109 Westpark Drive, Suite 180 Brentwood, Tennessee 37027
ARTICLE EIGHT
     The name and address of the incorporator is Franklin A. Berryman, 511 Union Street, Suite 2100, Nashville, Tennessee 37219.
     IN WITNESS WHEREOF, I have hereunto set my hand, this 21 day of May, 1997.

/s/ Franklin A. Berryman
Franklin A. Berryman, Incorporator

PALESTINE PRINCIPAL HEALTHCARE LIMITED PARTNERSHIP
CONSENT TO USE OF NAME
     PALESTINE PRINCIPAL HEALTHCARE LIMITED PARTNERSHIP, a limited partnership organized under the laws of the State of Texas and qualified to do business in Texas as a domestic limited partnership, hereby consents to the organization of Palestine-Principal G.P., Inc. in the State of Texas and to the use of the name Palestine-Principal G.P., Inc. in the State of Texas. All entities are under common control and consent to the use of the same registered agent.
     IN WITNESS WHEREOF, the said PALESTINE PRINCIPAL HEALTHCARE LIMITED PARTNERSHIP has caused this consent to be executed by its limited partner this 28th day of May, 1997.

PALESTINE PRINCIPAL HEALTHCARE LIMITED PARTNERSHIP
By:	PALESTINE PRINCIPAL, INC., its limited partner

By:	/s/ [ILLEGIBLE]
Title: President & CEO

PALESTINE-PRINCIPAL, INC.
CONSENT TO USE OF NAME
     Palestine-Principal, Inc., a corporation organized under the laws of the State of Delaware and qualified to do business in Texas as a foreign corporation, hereby consents to the organization of Palestine-Principal G.P., Inc. in the State of Texas and to the use of the name Palestine-Principal G.P., Inc. in the State of Texas. All entities are under common control and consent to the use of the same registered agent.
     IN WITNESS WHEREOF, the said Palestine-Principal, Inc. has caused this consent to be executed by its EVP & CEO this 21 day of May, 1997.

PALESTINE-PRINCIPAL, INC.
By:	/s/ [ILLEGIBLE]
Title: [ILLEGIBLE]

Office of the Secretary of State	Filed in the Office of the
Corporations Section	Secretary of State of Texas
P.O. Box 13697	Filing #: 144752900 04/19/2010
Austin, Texas 78711-3697	Document #: 304538402247
(Form 408)	Image Generated Electronically
STATEMENT OF CHANGE OF
ADDRESS OF REGISTERED AGENT
1.	The name of the entity represented is PALESTINE-PRINCIPAL G.P., INC.

The entity’s filing number is 144752900

2.	The address at which the registered agent has maintained the registered office address for such entity is: (Please provide street address, city, state and zip code presently shown in the records of the Secretary of State.) 350 N. St. Paul St., Dallas, TX 75201

3.	The address at which the registered agent will hereafter maintain the registered office address for such entity is: (Please provide street address, city, state and zip code. The address must be in Texas.) 350 N. St. Paul St., Ste. 2900, Dallas, TX 75201-4234

4.	Notice of the change of address has been given to said entity in writing at least 10 business days prior to the submission of this filing.
Date: 04/19/2010

CT Corporation System

Name of Registered Agent

Kenneth Uva, Vice President

Signature of Registered Agent
FILING OFFICE COPY

Office of the Secretary of State Corporations Section P.O. Box 13697 Austin, Texas 78711-3697	FILED In the Office of the Secretary of State of Texas OCT 29 2001 Corporations Section
STATEMENT OF CHANGE OF
ADDRESS OF REGISTERED AGENT
1.	The name of the entity represented is See Attached List The entity’s file number is See Attached List

2.	The address at which the registered agent has maintained the registered office address for such entity is: (Please provide street address, city, state and zip code presently shown in the records of the secretary of state.)

905 Congress Avenue, Austin, TX 78701

3.	The address at which the registered agent will hereafter maintain the registered office address for such entity is: (Please provide street address, city, state and zip code. The address must be in Texas.)

1614 Sidney Baker Street, Kerrville, TX 78028

4.	Notice of the change of address has been given to said entity in writing at least 10 business days prior to the submission of this filing.
Date: 10/19/01

National Registered Agents, Inc.

Name of registered agent

/s/ Dennis E. Howarth

Signature of registered agent
Dennis E. Howarth, President
IF THE ENTITY REPRESENTED IS A LIMITED PARTNERSHIP, THE STATEMENT MUST BE NOTARIZED. NOTARIZATION OF THE STATEMENT IS NOT REQUIRED IF THE ENTITY IS A CORPORATION, FINANCIAL INSTITUTION OR A LIMITED LIABILITY COMPANY.
State of Texas                           §
County of                                  §
Subscribed and sworn to before me on                                                                                   by
                                                                                                   (date)

(name of person sworn)
(Notary Seal)

Signature of Notary Notary Public, State of Texas

STATUTORY REPRESENTATION	M/A/R/C INC.	TX
STATUTORY REPRESENTATION	MADISON TECHNOLOGIES INC.	TX
STATUTORY REPRESENTATION	MAJESTIC MINING INC.	TX
STATUTORY REPRESENTATION	MANSKE DEVELOPMENT MANAGEMENT INC.	TX
STATUTORY REPRESENTATION	MARGO SAWYER INC.	TX
STATUTORY REPRESENTATION	MAX GREEN INC.	TX
STATUTORY REPRESENTATION	MEDIA & PUBLIC RELATIONS GROUP INC.	TX
STATUTORY REPRESENTATION	MEMBAR INC.	TX
STATUTORY REPRESENTATION	MEMBERS CONSUMER NETWORK ASSOCIATION INC.	TX
STATUTORY REPRESENTATION	METOKOTE HOLDINGS INC.	TX
STATUTORY REPRESENTATION	MEXIA-PRINCIPAL INC.	TX
STATUTORY REPRESENTATION	MICRO ASSOCIATES INC.	TX
STATUTORY REPRESENTATION	MID COAST SECURITY & INVESTIGATIONS INC.	TX
STATUTORY REPRESENTATION	MILLS CUSTOM HOMES INC.	TX
STATUTORY REPRESENTATION	MISSIONWOOD MANAGEMENT INC.	TX
STATUTORY REPRESENTATION	MODULUS TECHNOLOGIES INC.	TX
STATUTORY REPRESENTATION	MONGOOSE TECHNOLOGY INC.	TX
STATUTORY REPRESENTATION	MSS-LASCO INC.	TX
STATUTORY REPRESENTATION	MUSICIANS PLANET TEXAS INC.	TX
STATUTORY REPRESENTATION	MZM USA INC.	TX
STATUTORY REPRESENTATION	NATIONAL HOMEBUYER EDUCATIONAL TRAINING CENTE...	TX
STATUTORY REPRESENTATION	NATIONAL INSTITUTE OF ANXIETY AND STRESS INC...	TX
STATUTORY REPRESENTATION	NAUTICA JEANS OF SAN MARCOS INC.	TX
STATUTORY REPRESENTATION	NAUTICA OF ALLEN INC.	TX
STATUTORY REPRESENTATION	NES PARTNERS INC.	TX
STATUTORY REPRESENTATION	NEWLAND ASSOCIATES ROUND ROCK INC.	TX
STATUTORY REPRESENTATION	NORBAR INC.	TX
STATUTORY REPRESENTATION	NORTH STAR CHRISTMAS LIGHTING INC.	TX
STATUTORY REPRESENTATION	NVO INFORMATION SYSTEMS INC.	TX
STATUTORY REPRESENTATION	OAK HOLDINGS INC.	TX
STATUTORY REPRESENTATION	OGILVIE INSURANCE SERVICES OF TEXAS INC.	TX
STATUTORY REPRESENTATION	OPTIM INC.	TX
STATUTORY REPRESENTATION	PACKAGING & DISPLAY SOLUTIONS LLC	TX
STATUTORY REPRESENTATION	PAIDEMAIL.COM INC.	TX
STATUTORY REPRESENTATION	PALESTINE-PRINCIPAL GP INC.	TX
STATUTORY REPRESENTATION	PALESTINE-PRINCIPAL HEALTHCARE LIMITED PARTNE...	TX
STATUTORY REPRESENTATION	PALESTINE-PRINCIPAL INC.	TX

FILED
In the Office of the
Secretary of State of Texas
NOV 17 1997
Corporations Section
STATEMENT OF CHANGE OF REGISTERED OFFICE
OR REGISTERED AGENT OR BOTH BY
A CORPORATION
1.	The name of the corporation is Palestine-Principal GP, Inc.

The corporation’s charter number is .

2.	The address of the registered office as PRESENTLY shown in the records of the Texas secretary of state is: (Please provide street address, city, state and zip code. The address must be in Texas).

350 North St. Paul

Dallas, Texas 75201

3.	A. ☑ The address of the NEW registered office is: (Please provide street address, city, state and zip code. The address must be in Texas.)

1212 Guadalupe

Austin, Texas 78701

OR B. ☐ The registered office address will not change.

4.	The name of the registered agent as PRESENTLY shown in the records of the Texas secretary of state is C T Corporation System

5.	A. ☑ The name of the NEW registered agent it National Registered Agents, Inc.

OR B. ☐ The registered agent will not change.

6.	Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.

7.	The changes shown above were authorized by:
(Profit corporations may select A or B)
(Non-Profit corporations may select A, B, or C)
A.	☑	The board of directors; OR

B.	☐	An officer of the corporation so authorized by the board of directors; OR

C.	☐	The members of the corporation in whom management of the corporation is vested pursuant to article 2.14C of the Texas Non-Profit Corporation Act

[ILLEGIBLE]
An Authorized Officer
Please submit this form in duplicate with the appropriate filing fee.
PROFIT corporations: $15.00; NON-PROFIT corporations: $5.00

Office of the	FILED
Secretary of State	In the Office of the
Corporations Section	Secretary of state of Texas
P.O. Box 13697	NOV 20 1998
Austin, Texas 78711-3697	Corporation Section
STATEMENT OF CHANGE OF
ADDRESS OF REGISTERED AGENT
1.	The name of the entity represented is See Attached List The entity’s file number is See Attached List

2.	The address at which the registered agent has maintained the registered office address for such entity is: (Please provide street address, city, state and zip code presently shown in the records of the secretary of state.) 1212 Guadalupe, Austin, TX 78701

3.	The address at which the registered agent will hereafter maintain the registered office address for such entity is: (Please provide street address, city, state and zip code. The address must be in Texas.) 800 Brazos, Austin, TX 78701

4.	Notice of the change of address has been given to said entity in writing at least 10 business days prior to the submission of this filing.
Executed on: November 6, 1998

National Registered Agents, Inc

Name of registered agent

/s/ [ILLEGIBLE]

Signature of registered agent
IF THE ENTITY REPRESENTED IS A LIMITED PARTNERSHIP, COMPLETE THE FOLLOWING ACKNOWLEDGEMENT. AN ACKNOWLEDGEMENT IS NOT REQUIRED IF THE ENTITY IS A CORPORATION OR A LIMITED LIABILITY COMPANY.
State of Texas                                            §
County of                                                   §
This instrument was acknowledged before me on                                                                                        by
                                                                                                                                (date)

(name of person acknowledging)
(Notary Seal)

Signature of Notary Notary Public, State of Texas

Name: PACKETEER, INC.	Name: PALESTINE-PRINCIPAL GP, INC.
Status: ACTIVE	Status: ACTIVE
Dom. State: DE	Dom. State: TX
State I.D. #: 121419-6	State I.D. #: 1447529-0
FEIN#:	FEIN#:

Name: PALESTINE-PRINCIPAL, INC.
Status: ACTIVE
Dom. State: TN
State I.D. #: 112800-06
FEIN#:

Name: PANTEL COMMUNICATIONS, INC.	Name: PARADIGM COMMUNICATIONS
Status: ACTIVE	CORPORATION
Dom. State: IL	Status: ACTIVE
State I.D.#: 00104481-6	Dom. State: CA
FEIN#:	State I.D.#: 109936-06
FEIN#:

Name: PARADIGMS SOFTWARE, INC.	Name: PATHOLOGY PARTNERS, INC.
Status: ACTIVE	Status: ACTIVE
Dom. State: DE	Dom. State: DE
State I.D.#: 120968-6	State I.D.#: 121477-06
FEIN#:	FEIN#:

Name: PERFORMANCE FOOD GROUP OF TEXAS, INC.
Status: ACTIVE
Dom. State: TX
State I.D.#: 1426726-0
FEIN#:

Name: PERKY-PET PRODUCTS CO.	Name: PERSONAL COMPUTER RENTAL
Status: ACTIVE	CORPORATION
Dom. State: DE	Status: ACTIVE
State I.D.#: 118493-06	Dom. State: DE
FEIN#:	State I.D.#: 111078-6
FEIN#:

Name: PETSMART CHARITIES, INC.	Name: PETSMART VETERINARY SERVICES, INC.
Status: ACTIVE	Status: ACTIVE
Dom. State: AZ	Dom. State: DE
State I.D.#: 111094.7	State I.D.#: 00112694-06
FEIN#:	FEIN#:

Office of the Secretary of State	FILED
Corporations Section	In the Office of the
P.O. Box 13697	Secretary of State of Texas
Austin, Texas 78711-3697	SEP 28 2000
Corporation Section
STATEMENT OF CHANGE OF
ADDRESS OF REGISTERED AGENT
1.	The name of the entity represented is See Attached List of Corporation The entity’s file number is See List

2.	The address at which the registered agent has maintained the registered office address for such entity is: (Please provide street address, city, state and zip code presently shown in the records of the secretary of state.) 800 Brazos Street, Suite 1100, Austiin, TX 78701

3.	The address at which the registered agent will hereafter maintain the registered office address for such entity is: (Please provide street address, city, state and zip code. The address must be in Texas.) 905 Congress Avenue, Austin, TX 78701

4.	Notice of the change of address has been given to said entity in writing at least 10 business days prior to the submission of this filing.
Date: September 27, 2000

National Registered Agents, Inc

Name of registered agent

/s/ [ILLEGIBLE]

Signature of registered agent
Dennis E. Howarth, President
IF THE ENTITY REPRESENTED IS A LIMITED PARTNERSHIP, COMPLETE THE FOLLOWING ACKNOWLEDGEMENT. AN ACKNOWLEDGEMENT IS NOT REQUIRED IF THE ENTITY IS A CORPORATION, FINANCIAL INSTITUTION OR A LIMITED LIABILITY COMPANY.

State of Texas New Jersey	§
County of Mercer	§
This instrument was acknowledged before me on September 27, 2000      by
                                                                                               (date)
Dennis E Howarth

(name of person acknowledging)
(Notary Seal)

ZULMA MUNIZ HOWARTH	/s/ [ILLEGIBLE]

NOTARY PUBLIC, NEW JERSEY	Signature of Notary
TERM EXPIRES: MARCH 1, 2003	Notary Public, State of Texas

00 NAUTICA OF ALLEN, INC	1583193	1066747
00 NEWLAND ASSOCIATES ROUND ROCK, INC	1473086	1162011
00 NORBAR, INC	487860	448967
00 NVO INFORMATION SYSTEMS, INC.	1544845	1027224
00 OAK HOLDINGS, INC	1049942	731858
00 OGILVIE INSURANCE AGENCY OF TEXAS, INC	1399569	999898
00 PAIDEMAIL COM, INC	1580465	1188920
00 PALESTINE-PRINCIPAL G.P., INC	1447529	1263890
00 PERFORMANCE FOOD GROUP COMPANY OF TEXAS, INC	1426726	1084731
00 PFA FUNDING, INC	1569313	1389343
00 PLA NET COM, INC	110812	109403
00 POSCHET VENTURES, INC	1547441	1414512
00 PRHC-ENNIS G P , INC	1545698	1403818
00 PRO CATERING INC	1573723	1357660
00 PROFESSIONAL TURF PRODUCTS, INC	1395334	997913
00 PROGRESSIVE SYSTEM TECHNOLOGIES, INC	1175771	870571
00 QLOGIC ENCLOSURE MANAGEMENT PRODUCTS, INC.	1501951	1423561
00 R & B INFOSYSTEMS, INC	1567965	1221179
00 RANGER MATERIAL HANDLING CORPORATION	1509316	1300822
00 RBE-MEX CORPORATION	1468236	1035022
00 R-CHECK, INC	1115213	707103
00 REPRISE HOLDINGS, INC	431672	413304
00 RIVERHILL CAPITAL CORPORATION	1267829	1303960
00 ROBERT M CRABB, INC	1582419	1054204
00 ROBERTS & ROTH CORP.	1555202	1297114
00 ROMEO AEROMOTIVE, INC.	1532323	1132166
00 RYTECOM, INC	1590733	1409190
00 SAGE NETWORK, INC.	1579413	1426729
00 SARGE ENTERPRISES, INC.	1487118	1040226
00 SCANWELL FREIGHT EXPRESS (HOU) INC.	1450534	995490
00 SCHLUMBERGER TECHNOLOGY CORPORATION	179850	102763
00 SERAN TECHNOLOGIES, INC.	1535131	1126440
00 SIGNET DESIGN SOLUTIONS, INC	1529107	1026168
00 SPECTRUM MANAGED CARE, INC.	1411703	1091792
00 STAT STAFFING & RESOURCES, INC.	1560917	1264926
00 STRANG ROAD DEVELOPMENT, CORP.	1530412	1327470

Office of the Secretary of State	FILED
Corporations Section	In the Office of the
P.O. Box 13697	Secretary of State of Texas
Austin, Texas 78711-3697	JUL 13 2005
Corporations Section
CHANGE OF REGISTERED AGENT/REGISTERED OFFICE
1.	The name of the entity is Palestine-Principal, G.P., Inc. and the file number issued to the entity by the secretary of state is 0144752900

2.	The entity is: (Check one.)
☑	a business corporation, which has authorized the changes indicated below through its board of directors or by an officer of the corporation so authorized by its board of directors, as provided by the Texas Business Corporation Act.

☐	a non-profit corporation, which has authorized the changes indicated below through its board of directors or by an officer of the corporation so authorized by its board of directors, or through its members in whom management of the corporation is vested pursuant to article 2.14C, as provided by the Texas Non-Profit Corporation Act.

☐	a limited liability company, which has authorized the changes indicated below through its members or managers, as provided by the Texas Limited Liability Company Act.

☐	a limited partnership, which has authorized the changes indicated below through its partners, as provided by the Texas Revised Limited Partnership Act.

☐	an out-of-state financial institution, which has authorized the changes indicated below in the manner provided under the laws governing its formation.
3.	The registered office address as PRESENTLY shown in the records of the Texas secretary of state is 1614 Sidney Baker Street, Kerrville, Texas 78028

4.	☑ A. The address of the NEW registered office is: (Please provide street address, city, state and zip code. The address must be in Texas.)

c/o CT Corporation System, 350 N. St. Paul Street, Dallas, Texas 75201

OR ☐ B. The registered office address will not change.

5.	The name of the registered agent as PRESENTLY shown in the records of the Texas secretary of state is National Registered Agents, Inc.

6.	☑ A. The name of the NEW registered agent is CT Corporation System

OR ☐ B. The registered agent will not change.

7.	Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.

By:	/s/ [ILLEGIBLE]
(A person authorized to sign on behalf of the entity)

INSTRUCTIONS
1.	It is recommended that you call (512) 463-5555 to verify the information in items 3 and 5 as it currently appears on the records of the secretary of state before submitting the statement for filing. You also may e-mail an inquiry to corpinfo@sos.state.tx.us. As information on out-of-state financial institutions is maintained on a separate database, a financial institution must call (512) 463-5701 to verify registered agent and registered office information. If the information on the form is inconsistent with the records of this office, the statement will be returned.

2.	You are required by law to provide a street address in item 4 unless the registered office is located in a city with a population of 5,000 or less. The purpose of this requirement is to provide the public with notice of a physical location at which process may be served on the registered agent. A statement submitted with a post office box address or a lock box address will not be filed.

3.	An authorized officer of the corporation or financial institution must sign the statement. In the case of a limited liability company, an authorized member or manager of a limited liability company must sign the statement. A general partner must sign the statement on behalf of a limited partnership. A person commits an offense under the Texas Business Corporation Act, the Texas Non-profit Corporation Act or the Texas Limited Liability Company Act if the person signs a document the person knows is false in any material respect with the intent that the document be delivered to the secretary of state for filing. The offense is a Class A misdemeanor.

4.	Please attach the appropriate fee:

Business Corporation	$15.00
Financial Institution, other than Credit Unions	$15.00
Financial Institution that is a Credit Union	$5.00
Non-Profit Corporation	$5.00
Limited Liability Company	$10.00
Limited Partnership	$50.00
Personal checks and MasterCard®, Visa®, and Discover® are accepted in payment of the filing fee. Checks or money orders must be payable through a U.S. bank or other financial Institution and made payable to the secretary of state. Fees paid by credit card are subject to a statutorily authorized processing cost of 2.1% of the total fees.

5.	Two copies of the form along with the filing fee should be mailed to the address shown in the heading of this form. The delivery address is: Secretary of State, Statutory Filings Division, Corporations Section, James Earl Rudder Office Building, 1019 Brazos, Austin, Texas 78701. We will place one document on record and return a file stamped copy, if a duplicate copy is provided for such purpose. The telephone number is (512) 463-5555, TDD: (800) 735-2989, FAX: (512) 463-5709.
Form No. 401
Revised 9/99